Exhibit 10.15

CHANGE IN TERMS agreement

Principal	Loan Date	Maturity	Loan No	Call	Collateral	Account	Officer	Initials
$8,000,000.00		07-01-2001	155354101	CLS 07	240	600714	496	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Borrower:	bisco industries, inc.	Lender:	community bank
	704 west southern avenue		anaheim branch
	orange, ca 92885		1750 STATE COLLEGE BLVD
anaheim, ca 92806

Principal Amount: $8,000,000.00	Date of Agreement: May 1, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is hereby extended from May 1, 2001 to July 1, 2001.

PROMISE TO PAY. BISCO INDUSTRIES, INC. (“Borrower”) promises to pay to COMMUNITY BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Million & 00/100 Dollars ($8,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan on demand, or if no demand is made, in one payment of all outstanding principal plus all accrued unpaid interest on July 1, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning June 1, 2001, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender’s, Community Bank, Reference Rate (the “Index”). Lender’s Reference Rate shall mean the variable rate of interest, per annum most recently announced by Lender at its head office in Pasadena, California, as its “Reference Rate”, with the understanding that Lender’s “Reference Rate” is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender’s base rates. Lender will tell Borrower the current index rate upon Borrower’s request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The index currently is 7.500%. The interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 0.250 percentage points over the index, resulting in an initial rate of 7.750%. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. The following interest rate options are available under this Agreement:

(a)     Default Option. The interest rate margin and index described in the “VARIABLE INTEREST RATE” paragraph above (the “Default Option”).

(b)     30 Day London Interbank Offered Rate (“30 Day LIBOR Rate”). A margin of 2.000 percentage points over 30 Day London Interbank Offered Rate (“30 Day LIBOR Rate”). For purposes of this Agreement, 30 Day London Interbank Offered Rate (“30 Day LIBOR Rate”) shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. dollars to other major banks in the London Interbank currency market for thirty (30) days (“Interest Period”) with such 30 Day LIBOR Rate plus the margin, fixed for the Interest Period, upon the Borrowers submission of a Request for LIBOR Borrowing. At the expiration of each Libor Rate period (30 days), the unpaid principal balance thereunder shall bear interest at the Default Option unless another Libor Rate period is selected by Borrower. At no time shall any amount extended under the Libor Rate option be prepaid.

(c)     60 Day London Interbank Offered Rate (“60 Day LIBOR Rate”). A margin of 2.000 percentage points over 60 Day London Interbank Offered Rate (“60 Day LIBOR Rate”). For purposes of this Agreement, 60 Day London Interbank Offered Rate (“60 Day LIBOR Rate”) shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposits in U.S. dollars to other major banks in the London Interbank currency market for sixty (60) days (“Interest Period”) with such 60 Day LIBOR Rate plus the margin, fixed for the Interest Period, upon the Borrowers submission of a Request for LIBOR Borrowing. At the expiration of each Libor Rate period (60 days), the unpaid principal balance thereunder shall bear interest at the Default Option unless another Libor Rate period is selected by Borrower. At no time shall any amount extended under the Libor Rate option be prepaid.

(d)     90 Day London Interbank Offered Rate (“90 Day LIBOR Rate”). A margin of 2.000 percentage points over 90 Day London Interbank Offered Rate (“90 Day LIBOR Rate”). For purposes of this Agreement, 90 Day London Interbank Offered Rate (“90 Day LIBOR Rate”) shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposits in U.S. dollars to other major banks in the London Interbank currency market for ninety (90) days (“Interest Period”) with such 90 Day LIBOR Rate plus the margin, fixed for the Interest Period, upon the Borrowers submission of a Request for LIBOR Borrowing. At the expiration of each Libor Rate period (90 days), the unpaid principal balance thereunder shall bear interest at the Default Option unless another Libor Rate period is selected by Borrower. At no time shall any amount extended under the Libor Rate option be prepaid.

When the interest rate is based on a fixed rate, the rate shall be in effect for a period of the number of days or months as indicated in the rate option description (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate.

Provided Borrower is not in default under this Agreement, Borrower may designate in advance which of the above interest rate indexes shall be applicable to any loan advance under this Agreement and shall designate any optional Interest Period applicable to any fixed rate loan or advance. In the absence of any such designation the interest rate option shall be the Default Option. Thereafter unpaid principal balances under this Agreement may be converted (at the end of an Interest Period if the index used to determine the interest rate therefore is a fixed rate) to another of the above interest rate options, or continued for an additional interest period, when applicable, as designated by Borrower in advance; and in the absence of sufficient advance designation as to conversion to or continuation of a fixed rate index, the index shall be converted to the Default Option. Notwithstanding the foregoing, a fixed rate index may not be elected for a loan or advance under this Agreement, nor any conversion to or continuation of a fixed rate index be elected, if the Interest Period thereof would extend beyond the maturity of this Agreement

05-01-2001	CHANGE IN TERMS agreement	Page 2
Loan No 155354101	(Continued)

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $500.00. Other than Borrower’s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower’s property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower’s property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower’s accounts with Lender. (g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower’s failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.250 percentage points over the Index. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of LOS ANGELES County, the State of California. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordanc~~e~~ with the laws of the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower’s right, title and interest in and to, Borrower’s accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender’s address shown above written notice of revocation of their authority: GLEN F. CEILEY, Chairman and Chief Executive Officer; STEPHEN CATANZARO, Chief Financial Offier; and ROBERT FITZPATRICK, Controller. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower.

ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing this Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Agreement, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Agreement, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

05-01-2001	CHANGE IN TERMS agreement	Page 3
Loan No 155354101	(Continued)

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

OVER ADVANCES. The term “Over Advance” means and refers to the amount of any Advance made which exceeds the Principal Amount of this Note. Upon the occurrence of an Over Advance Borrower, upon Lender’s election and demand, shall immediately pay to Lender, in lawful money of the United States of America, the amount of such excess and such failure to do so shall constitute an event of default herein.

REQUEST FOR LIBOR BORROWING. An exhibit, titled “REQUEST FOR LIBOR BORROWING,” is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR to SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS of THE AGREEMENT AND ACKNOWLEDGES RECEIPT of A COMPLETED COPY of THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glen F. Ceiley
GLEN f. CEILEY, Chairman and Chief Executive Officer

Variable Rate. Line of Credit.                      LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.29c (C) Concentrex 2001 All rights reserved. |CA-D20 F3.29a P3.29a 15535410.LN C35.OVL|

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$8,000,000.00	07-01-2001	09-01-2001	155354101	CLS 07 / 240		496	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 STATE COLLEGE BOULEVARD
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $8,000,000.00	Initial Rate: 7.000%	Date of Agreement: July 1, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. The Promissory Note dated November 15, 2000 and Change in Terms Agreement dated May 1, 2001.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is hereby extended from July 1, 2001 to September 1, 2001.

PROMISE TO PAY. BISCO INDUSTRIES, INC. (“Borrower”) promises to pay to COMMUNITY BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Million & 00/100 Dollars ($8,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 1, 2001. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning August 1, 2001, with all subsequent interest payments to be due on the same day of each month after that. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender’s, Community Bank, Reference Rate (the “Index”). Lender’s Reference Rate shall mean the variable rate of interest, per annum most recently announced by Lender at its head office in Pasadena, California, as its “Reference Rate”, with the understanding that Lender’s “Reference Rate” is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender’s base rates. Lender will tell Borrower the current index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 6.750% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 0.250 percentage points over the Index, resulting in an initial rate of 7.000% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Agreement. Principal shall be payable as specified herein in the “Payment” section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

(A)    Default Option. The interest rate margin and index described in the “VARIABLE INTEREST RATE” paragraph herein (the “Default Option”).

(B)    Thirty (30) Day LIBOR Rate. A margin of 2.000 percentage points over Thirty (30) Day LIBOR Rate. For purposes of this Agreement, Thirty (30) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 30 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(C)    Sixty (60) Day LIBOR Rate. A margin of 2.000 percentage points over Sixty (60) Day LIBOR Rate. For purposes of this Agreement, Sixty (60) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 60 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(D)    Ninety (90) Day LIBOR Rate. A margin of 2.000 percentage points over Ninety (90) Day LIBOR Rate. For purposes of this Agreement, Ninety (90) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 90 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

The following provisions concerning Rate options art a part of this Agreement:

Selection of Rate Options. Provided Borrower is not in default under this Agreement, Borrower may request (a “Rate Request”) that a $1.00 increment or any amount in excess thereof (an “Increment”) of the outstanding principal of, or amounts to be disbursed under, this Agreement bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.

Applicable Interest Rate. Borrower’s Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the “Effective Rate”), which Borrower requested, for the applicable Interest Period, subject to the following:

(1)    Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this “Interest Rate Options” section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

(2)    Borrower may have no more than a total of 4 Effective Rates applicable to amounts outstanding under this Agreement at any given time.

(3)    A Rate Request shall be effective as to amounts to be disbursed under this Agreement only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower’s account in accordance with the provisions of this Agreement and any related loan documents.

(4)    Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Default Option.

(5)    Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

(6)    If Borrower is in default under this Agreement (“Default”), then Lender shall no longer be obligated to honor any Rate Requests.

(7)    No Interest Period shall extend beyond the maturity date of this Agreement.

Notices: Authority to Act. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower’s convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower’s obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

CHANGE IN TERMS AGREEMENT

Loan No: 155354101	(Continued)	Page 2

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $500.00. Other than Borrower’s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COMMUNITY BANK, Loan Operations Center, Post Office Box 54477 Los Angeles, CA 90054.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon Borrower’s failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.250 percentage points over the index.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provi~~s~~ion~~s~~. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days: or (2) if the cure requires more than fifteen (15) days; immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

Lender’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: GLEN F. CEILEY, Chairman & CEO of BISCO INDUSTRIES, INC.; ROBERT FITZPATRICK, Controller; and STEPHEN CATANZARO, Chief Financial Officer. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CHANGE IN TERMS agreement
Loan No: 155354101	(Continued)	Page 3

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligation of this Agreement or liability under the Indebtedness.

Notify Us of Inaccurate Information We Report To Consumer Reporting Agencies. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COMMUNITY BANK Loan Operations Center P.O. Box 54477 Los Angeles, CA 90064

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glen Ceiley
GLEN F. CEILEY, CHAIRMAN & CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.17.01.03 Copr. Harland Financial Solutions, Inc. 1997, 2001. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS agreement

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$8,000,000.00	09-01-2001	11-01-2001	155354101	CLS 07/ 240		496	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bIscO industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 state college boulevard
anaheim, ca 92806
(800) 788-9999

Principal Amount: $8,000,000.00	Initial Rate: 6.750%	Date of Agreement: September 1, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. The Promissory Note dated November 15, 2000 and two Change in Terms Agreement dated May 1, 2001 and July 01, 2001.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is Hereby extended from September 1, 2001 to November 1, 2001.

PROMISE TO PAY. BISCO INDUSTRIES, INC. (“Borrower”) promises to pay to COMMUNITY BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Eight Million & 00/100 Dollars ($8,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid Interest on November 1, 2001. In addition, Borrower will pay regular monthly payments of all accrued unpaid Interest due as of each payment date, beginning October 1, 2001, with all subsequent Interest payments to be due on the same day of each month after that. Interest on this Agreement is computed on a 365/360 simple Interest basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance Is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender’s, Community Bank, Reference Rate (“the Index”). Lender’s Reference Rate shall mean the variable rate of interest, per annum most recently announced by Lender at its head office in Pasadena, California, as its “Reference Rate”, with the understanding that Lender’s “Reference Rate” is one of Its base rates and serves as a basis upon which effective rates of Interest are calculated for loans making reference thereto and may not be the lowest of the Lender’s base rates. Lender will tell Borrower The current Index rate upon Borrower’s request. The interest rate Change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 6.600% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 0.250 percentage points over the Index, resulting in an Initial rate of 6.750% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Agreement. Principal shall be payable as specified herein in the “Payment” section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

(A)	Default Option. The interest rate margin and index described in the “VARIABLE INTEREST RATE” paragraph herein (the “Default Option”).

(B)	Thirty (30) Day LIBOR Rate. A margin of 2.000 percentage points over Thirty (30) Day LIBOR Rate. For purposes of this Agreement, Thirty (30) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 30 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(C)	Sixty (60) Day LIBOR Rate. A margin of 2.000 percentage points over Sixty (60) Day LIBOR Rate. For purposes of this Agreement, Sixty (60) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 60 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(D)	Ninety (90) Day LIBOR Rate. A margin of 2.000 percentage points over Ninety (90) Day LIBOR Rate. For purposes of this Agreement, Ninety (90) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 90 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

The following provisions concerning Rate options are a part of this Agreement.

Selection of Rate Option. Provided Borrower is not in default under this Agreement, Borrower may request (a “Rate Request”) that a $1.00 Increment or any amount in excess thereof (an “Increment”) of the outstanding principal of, or amounts to be Disbursed under, this Agreement bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.

Applicable Interest Rate. Borrower’s Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the “Effective Rate”), which Borrower requested, for the applicable Interest Period, subject to the following:

(1)	Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this “Interest Rate Options” section, any Increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

(2)	Borrower may have no more than a total of 4 Effective Rates applicable to amounts outstanding under this Agreement at any given time.

(3)	A Rate Request shall be effective as to amounts to be disbursed under this Agreement only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower’s account in accordance with the provisions of this Agreement and any related loan documents.

(4)	Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Default Option.

(5)	Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

(6)	If Borrower is in default under this Agreement (“Default”), then Lender shall no longer be obligated to honor any Rate Requests.

(7)	No Interest Period shall extend beyond the maturity date of this Agreement

Change in terms agreement
Loan No: 155354101	(Continued)	Page 2

Notices: Authority to Act. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower’s convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower’s obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $500.00. Other than Borrower’s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COMMUNITY BANK, Loan Operations Center, Post Office Box 54477 Los Angeles, CA 90054.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon Borrower’s failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.250 percentage points ever the index.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

Lender’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: GLEN F. CEILEY, Chairman & CEO of BISCO INDUSTRIES, INC.; ROBERT FITZPATRICK, Controller; and STEPHEN CATANZARO, Chief Financial Officer. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsement on this Agreement or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Change in terms agreement
Loan No: 155354101	(Continued)	Page 3

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

Notify Us of Inaccurate Information We Report To Consumer Reporting Agencies. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COMMUNITY BANK Loan Operations Center P.O. Box 54477 Los Angeles, CA 90054

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

bisco industries, inc.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.17.01.05 Copr. Harland Financial Solutions, Inc. 1997, 2001. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE in terms AgreemENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$9,000,000.00	10-19-2001	05-01-2002	155354101	CLS 07/ 240		496	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 STATE COLLEGE BOULEVARD
ANAHEIM, CA 92806
(800) 788-0999

Principal Amount: $9,000,000.00	Initial Rate: 5.626%	Date of Agreement: October 19, 2001

DESCRIPTION OF EXISTING INDEBTEDNESS. The Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001, July 01, 2001 and September 1, 2001.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is hereby extended from November 1, 2001 to May 1, 2002. Principal amount shall be increased from $8,000,000.00 to $9,000,000.00. The interest rate margin shall be decreased from 0.25 percentage point over the index to 0.125 percentage points over the index as referenced in the “Variable Interest Rate” provision below.

PROMISE TO PAY. BISCO INDUSTRIES, INC. (“Borrower”) promises to pay to COMMUNITY BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Nine Million & 00/100 Dollars ($9,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower with pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on May 1, 2002. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 1, 2001, with all subsequent interest payments to be due on the same day of each month after that. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender’s, Community Bank, Reference Rate (the “Index”). Lender’s Reference Rate shall mean the variable rate of interest, per annum most recently announced by Lender at its head office in Pasadena, California, as its “Reference Rate”, with the understanding that Lender’s “Reference Rate” is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender’s base rates. Lender will tell Borrower the current index rate upon Borrower’s request. The interest rate change with not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 5.500% per annum. The Interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 0.125 percentage points over the Index, resulting in an initial rate of 5.625 % per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Agreement. Principal shall be payable as specified herein in the “Payment” section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

(A)        Default Option. The interest rate margin and index described in the “VARIABLE INTEREST RATE” paragraph herein (the “Default Option”).

(B)       Thirty (30) Day LIBOR Rate. A margin of 2.000 percentage points over Thirty (30) Day LIBOR Rate. For purposes of this Agreement, Thirty (30) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 30 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(C)       Sixty (60) Day LIBOR Rate. A margin of 2.000 percentage points over Sixty (60) Day LIBOR Rate. For purposes of this Agreement, Sixty (60) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 60 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(D)     Ninety (90) Day LIBOR Rate. A margin of 2.000 percentage points over Ninety (90) Day LIBOR Rate. For purposes of this Agreement, Ninety (90) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 90 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

The following provisions concerning Rate Options are a part of this Agreement:

Selection of Rate Options. Provided Borrower is not in default under this Agreement, Borrower may request (a “Rate Request”) that a $1.00 increment or any amount in excess thereof (an “Increment”) of the outstanding principal of, or amounts to be disbursed under, this Agreement bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.

Applicable Interest Rate. Borrower’s Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the “Effective Rate”), which Borrower requested, for the applicable Interest Period, subject to the following:

(1)     Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this “Interest Rate Options” section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

(2)     Borrower may have no more than a total of 4 Effective Rates applicable to amounts outstanding under this Agreement at any given time.

(3)     A Rate Request shall be effective as to amounts to be disbursed under this Agreement only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower’s account in accordance with the provisions of this Agreement and any related loan documents.

(4)     Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall been interest until paid in full at the Default Option.

(5)     Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

(6)     If Borrower is in default under this Agreement (“Default”), then Lender shall no longer be obligated to honor any Rate Requests.

(7)	No Interest Period shall extend beyond the maturity date of this Agreement.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

Notices: Authority to Act. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower’s convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower’s obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $500.00. Other than Borrower’s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COMMUNITY BANK, Loan Operations Center, Post Office Box 54477 Los Angeles, CA 90054.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon Borrower’s failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.125 percentage points over the Index.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: GLEN F. CEILEY, Chairman & CEO of BISCO INDUSTRIES, INC.; ROBERT FITZPATRICK, Controller; and STEPHEN CATANZARO, Chief Financial Officer. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 3

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

Notify Us Of Inaccurate Information We Report To Consumer Reporting Agencies. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COMMUNITY BANK Loan Operations Center P.O. Box 54477 Los Angeles, CA 90054

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, CHAIRMAN & CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.17.01.08 Copr. Harland Financial Solutions, Inc. 1997, 2001. All Rights Reserved. - CA c:\CF150\CFT\LPL\D20C.FC TR-459 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	04-30-2002	07-01-2002	155354101	CLS 07/240		644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 state college boulevard
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.875%	Date of Agreement: April 30, 2002

DESCRIPTION OF EXISTING INDEBTEDNESS. The Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 01, 2001; September 1, 2001 and October 19, 2001.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is hereby extended from May 1, 2002 to July 1, 2002.

DESCRIPTION of CHANGE IN LOAN AGREEMENT.

1)      Maintain Current Assets of $10,000,000.00.

PROMISE TO PAY. BISCO INDUSTRIES, INC. (“Borrower”) promises to pay to COMMUNITY BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Nine Million & 00/100 Dollars ($9,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on July 1, 2002. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 1, 2002, with all subsequent interest payments to be due on the same day of each month after that. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender’s, Community Bank, Reference Rate (the “Index”). Lender’s Reference Rate shall mean the variable rate of interest, per annum most recently announced by Lender at its head office in Pasadena, California, as its “Reference Rate”, with the understanding that Lender’s “Reference Rate” is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender’s base rates. Lender will tell Borrower the current index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The index currently is 4.750% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 0.125 percentage points over the index, resulting in an initial rate of 4.875% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Agreement. Principal shall be payable as specified herein in the “Payment” section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

(A)     Default Option. The interest rate margin and index described in the “VARIABLE INTEREST RATE” paragraph herein (the “Default Option”).

(B)     Thirty (30) Day LIBOR Rate. A margin of 2.000 percentage points over Thirty (30) Day LIBOR Rate. For purposes of this Agreement, Thirty (30) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 30 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(C)     Sixty (60) Day LIBOR Rate. A margin of 2.000 percentage points over Sixty (60) Day LIBOR Rate. For purposes of this Agreement, Sixty (6O) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks to the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 60 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(D)     Ninety (90) Day LIBOR Rate. A margin of 2.000 percentage points over Ninety (90) Day LIBOR Rate. For purposes of this Agreement, Ninety (90) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 90 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid Interest on the last day of such interest Period.

The following provisions concerning Rate Options are a part of this Agreement:

Selection of Rate Options. Provided Borrower is not in default under this Agreement, Borrower may request (a “Rate Request”) that a $1.00 increment or any amount in excess thereof (an “Increment”) of the outstanding principal of, or amounts to be disbursed under, this Agreement bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.

Applic~~a~~ble Interest Rate. Borrower’s Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the “Effective Rate”), which Borrower requested, for the applicable Interest Period, subject to the following:

(1)     Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this “Interest Rate Options” section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

(2)     Borrower may have no more than a total of 4 Effective Rates applicable to amounts outstanding under this Agreement at any given time.

(3)     A Rate Request shall be effective as to amounts to be disbursed under this Agreement only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower’s account in accordance with the provisions of this Agreement and any related loan documents.

(4)     Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall been interest until paid in full at the Default Option.

(5)     Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

(6)     If Borrower is in default under this Agreement (“Default”), then Lender shall no longer be obligated to honor any Rate Requests.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

(7) No Interest Period shall extend beyond the maturity date of this Agreement.

Notices: Authority to Act. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower’s convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower’s obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $500.00. Other than Borrower’s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COMMUNITY BANK, Loan Operations Center, Post Office Box 54477 Los Angeles, CA 90054.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon Borrower’s failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.125 percentage points over the Index.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.; and ROBERT FITZPATRICK, Controller. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 3

The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COMMUNITY BANK, ANAHEIM BRANCH, 1750 STATE COLLEGE BOULEVARD, ANAHEIM, CA 92806

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glen F. Ceiley
GLEN F. CEILEY, CHAIRMAN & CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.19.20.05 Copr. Harland Financial Solutions, Inc. 1997, 2002. All Rights Reserved. - CA c:\CF150\CFT\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	06-17-2002	09-01-2002	155354101	CLS 07 / 240		644	/s/

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO industries, inc.	Lender:	COMMUNITY BANK
	1500 north lakeview avenue		ANAHEIM branch
	anaheim, ca 92807		1750 state college boulevard
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.875%	Date of Agreement: June 17, 2002

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 01, 2001; September 1, 2001; October 19, 2001 and April 30, 2002.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is hereby extended from July 1, 2002 to September 01, 2002.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glen F. Ceiley
GLEN F. CEILEY, Chairman & CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.19.20.05 Copr. Harland Financial Solutions, Inc. 1997, 2002. All Rights Reserved. - CA c:\CF150\CFT\LPL\D20C.FC TR-630 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	08-28-2002	10-01-2002	155354101	CLS 07 / 240		644

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BIsco industries, inc.	Lender:	coMMUNITY baNk
	1500 north lakeview avenue		anaheim branch
	anaheim, ca 92807		1750 SOUTH state college bLVD
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.875%	Date of Agreement: August 28, 2002

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002 and June 17, 2002.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The Maturity date of the Note is hereby extended from September 1, 2002 to October 1, 2002.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glen F. Ceiley
GLEN F. CEILEY, Chairman & CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.20.00.010 Copr. Harland Financial Solutions, Inc. 1997, 2002. All Rights Reserved. - CA c:\CF150\CFT\LPL\D20C.FC TR-630 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000,00	09-16-2002	11-01-2002	155354101	CLS 07 / 240		644	/s/

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, ca 92807		1750 south state college blvd
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.875%	Date of Agreement: September 16, 2002

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002 and August 28, 2002.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. Maturity date of the Note is hereby extended from October 1, 2002 to November 01, 2002.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glen F. Ceiley
GLEN F. CEILEY, Chairman & CEO of BISCO
INDUSTRIES, Inc.

LASER PRO Lending, Ver. 5.20.00.010 Copr. Harland Financial Solutions, Inc. 1997, 2002. All Rights Reserved. - CA c:\CF150\CFI\LPL\D20C.FC TR-859 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	10-28-2002	02-01-2003	155354101	CLS 07 / 240		644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 south state college blvd
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.875%	Date of Agreement: October 28, 2002

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002, August 28, 2002 and September 16, 2002.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. Maturity date of the Note is hereby extended from to November 01, 2002 to February 1, 2003.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

Bisco industries, inc.

By:	/s/ Glen F. Ceiley
GLEN F. CEILEY, CHAIRMAN & CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.20.00.010 Copr. Harland Financial Solutions, Inc. 1997, 2002. All Rights Reserved. - CA c:\CF150\CFI\LPL\D20CFC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	01-24-2003	04-01-2003	155354101	CLS 07 / 240		644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 south state college blvd
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.375%	Date of Agreement: January 24, 2003

description of existing indebtedness. Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002 and October 28, 2002.

description of collateral. Collateral as described per Commercial Security Agreement dated March 1, 1999.

description of change in terms. Maturity date of the Note is hereby extended from February 1, 2003 to April 01, 2003.

continuing validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

prior to signing this agreement, borrower read and understood all the provisions of this agreement, including the variable interest rate provisions. borrower agrees to the terms of the agreement.

borrower:

Bisco industries, inc.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman & CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.20.00.010 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	03-27-2003	06-01-2003	155354101	CLS 07 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.375%	Date of Agreement: March 27, 2003

description of existing indebtedness. Promissory Note dated November 15, 2000 and Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002 and January 24, 2003.

description of collateral. Collateral as described per Commercial Security Agreement dated March 1, 1999.

description of change in terms. (1) Maturity date of the Note is hereby extended from April 01, 2003 to June 1, 2003.

(2)   Persons authorized to request advances and paydowns under the line of credit shall now include: CHRIS GRAHAM, Controller; MIKE BURGESS, Staff Accountant and JUDY VALENTIN, Staff Accountant.

(3)   STEPHEN CATANZARO, Chief Financial Officer and ROBERT FITZPATRICK, Controller, are no longer authorized to request advance and paydowns under the line of credit.

continuing validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

prior to signing this agreement, borrower read and understood all the provisions of this agreement, including the variable interest rate provisions. borrower agrees to the terms of the agreement.

borrower:

bisco industries, inc.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.21.50.002 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	06-01-2003	10-01-2003	155354101	CLS 07 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.375%	Date of Agreement: June 1, 2003

DESCRIPTION of EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003 and March 27, 2003.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN BUSINESS LOAN AGREEMENT.

Subject to the terms of this Agreement, Lender will issue commercial and standby letters of credit (each a “Letter of Credit”) on behalf of Borrower. At no time, however, shall the total face amount of all Letters of Credit outstanding, less any partial draws paid under the Letters of Credit exceed the sum of $1,000,000.00.

(1)   Upon Lender’s request, Borrower promptly shall pay to Lender issuance fees and such other fees, commissions, costs, and any out-of-pocket expenses charged or incurred by Lender with respect to any Letter of Credit.

(2)   The commitment by Lender to issue Letters of Credit shall, unless earlier terminated in accordance with the terms of this Agreement, automatically terminate on the Expiration Date and no Letter of Credit shall expire on a date which is more than zero (0) days after the Expiration Date.

(3)   Each Letter of Credit shall be in form and substance satisfactory to Lender and in favor of beneficiaries satisfactory to Lender, provided that Lender may refuse to issue a Letter of Credit due to the nature of the transaction or its terms or in connection with any transaction where Lender, due to the beneficiary or the nationality or residence of the beneficiary, would be prohibited by any applicable law, regulation, or order from issuing such Letter of Credit. Under no circumstances, however will a Letter of Credit exceed zero (0) days from the issue date.

(4)   Prior to the issuance of each Letter of Credit, and in all events prior to any daily cutoff time Lender may have established for purposes thereof, Borrower shall deliver to Lender a duly executed form of Lender’s standard form of application for issuance of letter of credit with proper insertions

INTERNAL FINANCIAL STATEMENTS: As soon as available, but in no event later than (30) days after the end of each month, Borrower’s financial statements for the month, prepared by borrower in form satisfactory to Lender.

DESCRIPTION OF CHANGE IN TERMS. (1) The maturity date of the Note is hereby extended from June 1, 2003 to October 1, 2003

 (2) The Libor Optional Rates are no longer available for this facility.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.21.50.002 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	10-01-2003	12-01-2003	155354101	CLS 07 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.125%	Date of Agreement: October 1, 2003

description of existing indebtedness. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003, March 27, 2003 and June 1, 2003.

description of collateral. Collateral as described per Commercial Security Agreement dated March 1, 1999.

description of change in terms. The maturity date of the Note is hereby extended from October 1, 2003 to December 1, 2003.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

borrower:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.22.10.005 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - CA G:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	12-01-2003	02-01-2004	155354101	CLS 07 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE college BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.125%	Date of Agreement: December 1, 2003

DESCRIPTION of EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003, March 27, 2003; June 1, 2003 and October 01, 2003.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The maturity date of the Note is hereby extended from December 1, 2003 to February 01, 2004.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.22.10.005 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-859 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	02-01-2004	05-01-2004	155354101	CLS 07 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 s. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.125%	Date of Agreement: February 1, 2004

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003, March 27, 2003; June 1, 2003; October 01, 2003 and December 1, 2003.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. The maturity date of the Note is hereby extended from February 1, 2004 to May 1, 2004.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS of THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.22.10.005 Copr. Harland Financial Solutions. Inc. 1997, 2004. All Rights Reserved, - CA c:\CFl50\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	05-01-2004	07-01-2004	155354101	CLS 07 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 s. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.125%	Date of Agreement: May 1, 2004

description of existing indebtedness. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 01, 2003; December 1, 2003; and February 1, 2004.

description of collateral. Collateral as described per Commercial Security Agreement dated March 1, 1999.

description OF change in terms. The maturity date of the Note is hereby extended from May 1, 2004 to July 1, 2004.

continuing validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

prior to signing this agreement, borrower read and understood all the provisions of this agreement. borrower agrees TO the terms of the agreement.

borrower:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.23.20.002 Copr. Harland Financial Solutions. Inc. 1997, 2004. All Rights Reserved. - CA c:\CF150\CFI\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	06-23-2004	08-01-2004	155354101	CLS 07 / 240	600714	644	/s/

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, ca 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.125%	Date of Agreement: June 23, 2004

description of existing indebtedness. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 01, 2003; December 1, 2003; February 1, 2004; and May 1, 2004.

description of collateral. Collateral as described per Commercial Security Agreement dated March 1, 1999.

description of change in terms. The maturity date of the Note is hereby extended from July 1, 2004 to August 1, 2004.

continuing validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

prior TO signing this agreement, borrower read and understood all the provisions OF this agreement. borrower agrees to the TERMS of the agreement.

borrower:

bisco industries, inc,

BY:	/s/ GLEN F. CEILEY
GLEN f. ceiley, Chairman and ceo of bisco industries, INC.

LASER PRO Lending, Ver. 5.23 20.002 Copr. Harland Financial Solutions. Inc 1997, 2004. All Rights Reserved - CA o:\CFIS0\CFl\LPL\D20C.FC TR-659 PR-UCCSEC

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	08-01-2004	02-01-2005	155354101	CLS 01 / 240	600714	644	/s/

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, ca 92807		1750 S. STATE COLLEGE BLVD.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 4.375%	Date of Agreement: August 1, 2004

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 01, 2003; December 1, 2003; February 1, 2004; May 1, 2004 and June 23, 2004.

DESCRIPTION OF COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1, 1999.

DESCRIPTION OF CHANGE IN TERMS. 1) Maturity date of the Note is hereby extended from August 1, 2004 to Feburary 1, 2005.

2) Additional Collateral as described per Commercial Security Agreement of even date.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

bisco industries, inc.

BY:	/s/ GLEN F. CEILEY
GLEN f. ceiley, Chairman and ceo of bisco industries, INC.

LASER PRO Lending, Ver. 5.23.20.002 Copr. Harland Financial Solution. Inc. 1997, 2004. All Rights Reserved. - CA c:\CFI50\CFI\LPL\D20C.FC TR-6384 PR-CERTIFIE

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	02-01-2005	04-01-2005	155354101	CLS 01 /240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 5.375%	Date of Agreement: February 1, 2005

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 01, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004 and August 1, 2004.

DESCRIPTION of COLLATERAL. Collateral as described per Commercial Security Agreement dated March 1,1999.

DESCRIPTION OF CHANGE IN TERMS. 1) Maturity date of the Note is hereby extended from February 1, 2005 to April 1, 2005.

2) Michael Bains is hereby added as authorized person to make advances and paydowns on this Note.

DESCRIPTION of CHANGE IN LOAN AGREEMENT

1)    Collateral Schedules. With respect to Eligible Accounts, schedules shall be delivered Borrower shall execute and deliver to Lender by the twentieth (20th) day of each month during the term of this Agreement the following: a Transaction Report; a Monthly Reconciliation; Schedules of Ineligible Accounts and Inventory; a detailed aging, by total, of Borrower’s Accounts; a Compliance Certificate; and a written report to Lender of all contract disputes and claims in excess of Fifty Thousand and No/100 ($50,000.00) not previosuly disclosed to Lender and a listing, by name, address, telephone number and principal contact, of all of Borrower’s Account Debtors; each prepared as of the last day of the immediately preceding calendar month and each certified by an Authorized Representative as being true and connect.

2)    Annual Statements. Borrower shall furnish Lender, as soon as available within one hundred twenty days (120) days of fiscal year end, Borrower’s balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender.

3)    Right to Audit and Inspect. Without in any way limiting Lender’s rights under any other provision of this Agreement, Lender shall be entitled to conduct, semi-annual audit(s) of Borrower’s books and, semi-annual inspection(s) of the Inventory and Equipment and to check and test the same as to quality, quantity, value and condition during the Borrower’s normal business hours. The costs and expenses incurred by Lender in connection with such audits and inspections shall be charged to Borrower. Lender will invoice Borrower for such costs and expenses and Borrower shall pay Lender the full amount of such costs and expenses within ten (10) days from the date of invoice.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

BY:	/s/ GLEN F. CEILEY
GLEN f. ceiley, Chairman and ceo of bisco industries, INC.

LASER PRO Lending, Ver. 5.23.20.002 Copr. Harland Financial Solution. Inc. 1997, 2004. All Rights Reserved. - CA c:\CFI50\CFI\LPL\D20C.FC TR-5384 PR-CERTIFIE

CHANGE IN TERMS AGREEMENT

Principal	Loan Pate	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$9,000,000.00	04-01-2005	04-01-2006	155354101	CLS 03 /240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		anaheim BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $9,000,000.00	Initial Rate: 5.875%	Date of Agreement: April 1, 2005

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004 and February 1, 2005.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN TERMS.

(1)	Maturity date of the Note is hereby extended from April 1, 2005 to April 1, 2006.
(2)	Libor Optional Rate are hereby added, as described under “Interest Rates Optional” below
(3)	The Line of Credit is hereby amended from a Certified Accounts Receivable to a Trading Asset
(4)	The Subordinated Debt in the amount of $2,926,000.00, in the name of Glen F. Ceiley is hereby released.

PAYMENT. Borrower will pay this loan on demand. Payment in full is due immediately upon Lender’s demand. If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on April 1, 2006. in addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 1, 2005, with all subsequent Interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs; and then to any late charges. Interest on this Agreement is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. Subject to designation of a different interest rate index by Borrower as provided below, the interest rate on this Agreement is subject to change from time to time based on changes in an index which is the Lender’s, Community Bank, Reference Rate (the “Index”). Lender’s Reference Rate shall mean the variable rate of interest, per annum most recently announced by Lender at its head office in Pasadena, California, as its “Reference Rate”, with the understanding that Lender’s “Reference Rate” is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Lender’s base rates. Lender will tell Borrower the current index rate upon Borrower’s request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The index currently is 5.750% per annum. The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 0.125 percentage points over the index, resulting in an initial rate of 5.875% per annum. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

INTEREST RATE OPTIONS. On the terms and subject to the conditions set forth herein, Borrower will be able to select, from one of the following Rate Options, an interest rate which will be applicable to a particular dollar increment of amounts outstanding, or to be disbursed, under this Agreement. Principal shall be payable as specified herein in the “Payment” section, and interest shall be payable as specified for each Rate Option. The following Rate Options are available to Borrower:

(A)   Default Option. The interest rate margin and index described in the “VARIABLE INTEREST RATE” paragraph herein (the “Default Option”).

(B)   Thirty (30) Day LIBOR Rate. A margin of 2.000 percentage points over Thirty (30) Day LIBOR Rate. For purposes of this Agreement, Thirty (30) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 30 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(C)   Sixty (60) Day LIBOR Rate. A margin of 2.000 percentage points over Sixty (60) Day LIBOR Rate. For purposes of this Agreement, Sixty (60) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 60 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current interest Period. Adjustments in the Interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

(D)   Ninety (90) Day LIBOR Rate. A margin of 2.000 percentage points over Ninety (90) Day LIBOR Rate. For purposes of this Agreement, Ninety (90) Day LIBOR Rate shall mean the per annum rate determined by the British Bankers Association to be the average rate of interest at which certain major banks would offer deposit in U.S. Dollars to other major banks in the London Interbank Currency Market. Interest based on this Rate Option will be fixed (a “Fixed Rate Option”) for 90 days (the “Interest Period”), in any case extended to the next succeeding business day when necessary, beginning on a borrowing date, conversion date or expiration date of the then current Interest Period. Adjustments in the interest rate due to changes in the maximum nonusurious interest rate allowed (the “Highest Lawful Rate”) shall be made on the effective day of any change in the Highest Lawful Rate. Under this Rate Option, Borrower shall make monthly interest payments on the same day of the month, with a final payment of all accrued and unpaid interest on the last day of such Interest Period.

The following provisions concerning Rate Options are a part of this Agreement:

Selection of Rate Options. Provided Borrower is not in default under this Agreement, Borrower may request (a “Rate Request”) that a $500,000.00 increment or any amount in excess thereof (an “Increment”) of the outstanding principal of, or amounts to be disbursed under, this Agreement bear interest at the selected rate. Borrower may make this Rate Request by telephonic notice, however no later than 10:00 AM PDT three (3) business days prior to the effective date of the Rate Request to permit Lender to quote the rate requested.

Applicable Interest Rate. Borrower’s Rate Request will become effective, and interest on the increment designated will be calculated at the rate (the “Effective Rate”), which Borrower requested, for the applicable Interest Period, subject to the following:

(1)   Notwithstanding any Rate Request, interest shall be calculated on the basis of the Default Option if (a) Lender, in good faith, is unable to ascertain the requested Rate Option by reason of circumstances then affecting the applicable money market or otherwise, (b) it becomes unlawful or impracticable for Lender to maintain loans based upon the requested Rate Option, or (c) Lender, in good faith, determines that it is impracticable to maintain loans based on the requested Rate Option because of increased taxes, regulatory costs, reserve requirements, expenses or any other costs or charges that affect such Rate Options. Upon the occurrence of any of the events described in this “Interest Rate Options” section, any increment to which a requested Rate Option applies shall be immediately (or at the option of Lender, at the end the current Interest Period), without further action of Lender or Borrower, converted to an increment to which the Default Option applies.

(2)   Borrower may have no more than a total of 1 Effective Rates applicable to amounts outstanding under this Agreement at any given time.

(3)   A Rate Request shall be effective as to amounts to be disbursed under this Agreement only if, on the effective date of the Rate Requests, such amounts are in fact disbursed to or for Borrower’s account in accordance with the provisions of this Agreement and any related loan documents.

(4)   Any amounts of outstanding principal for which a Rate Request has not been made, or is otherwise not effective, shall bear interest until paid in full at the Default Option.

(5)   Any amounts of outstanding principal bearing interest based upon a Rate Option shall bear interest at such rate until the end of the Interest Period therefor, and thereafter shall bear interest based upon the Default Option unless a new Rate Request for a Rate Option complying with the terms hereof has been made and has become effective.

(6)   If Borrower is in default under this Agreement (“Default”), then Lender shall no longer be obligated to honor any Rate Requests.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

(7) No Interest Period shall extend beyond the maturity date of this Agreement.

Notices: Authority to Act. Borrower acknowledges and agrees that the agreement of Lender herein to receive certain notices by telephone is solely for Borrower’s convenience. Lender shall be entitled to rely on the authority of the person purporting to be a person authorized by Borrower to give such notice, and Lender shall have no liability to Borrower on account of any action taken by Lender in reliance upon such telephonic notice. Borrower’s obligation to repay all sums owing under the Note shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic notice or the receipt by Lender of a confirmation which is at variance with the terms understood by Lender to be contained in the telephonic notice.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a minimum interest charge of $500.00. Other than Borrower’s obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: COMMUNITY BANK, Loan Operations Center, Post Office Box 54477 Los Angeles, CA 90054.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, the variable interest rate on this Agreement shall immediately increase to 5.125 percentage points over the Index, if permitted under applicable law.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Indebtedness.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to perform Borrower’s obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of California. This Agreement has been accepted by Lender in the State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $15.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested orally by Borrower or as provided in this paragraph. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender’s office shown above. The following persons currently are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of their authority: GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.; and MICHAEL BAINS. Borrower may request LIBOR advances in the amount of $500,000.00 and $100,000.00 increments thereafter. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor’s guarantee of this Agreement or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 3

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lender agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the Indebtedness.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: COMMUNITY BANK Loan Operations Center P.O. Box 54477 Los Angeles, CA 90054

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.23.20.002 Copr. Harland Financial Solutions, Inc. 1997, 2005. All Rights Reserved. - CA c:\CF150\CFI\LPL\D20C.FC TR-8201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	04-01-2006	04-01-2007	155354101	CLS 03 / 240	600714	644	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE college BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Initial Rate: 7.750%	Date of Agreement: April 1, 2006

description of existing indebtedness. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005 and April 1, 2005.

description of collateral. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

description of change in terms.

(1) Maturity date of the Note is hereby extended from April 1, 2006 to April 1, 2007.

(2) The principal amount of the Note is hereby increased from $9,000,000.00 to $10,000,000.00.

(3) The interest rate margin of the Note is hereby decreased from 0.125% to 0% over the Community Bank Reference Rate.

(4) The Thirty (30) day, Sixty (60) day and Ninety (90) day Libor Rate margin is hereby changed from 2.00% to 1.75%.

(5) The Line of Credit is hereby amended from a Trading Asset covert to a Non Formula Revolving Line of Credit.

continuing validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

prior to signing this agreement, borrower read and understood all the provisions of this agreement. borrower agrees to the terms of the agreement.

borrower:

bisco industries, inc.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.30.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2006. All Rights Reserved. - CA c:\CF150\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-28-2007	06-01-2007	155354101	CLS 07 / 240	600714	765	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE college BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Initial Rate: 8.250%	Date of Agreement: March 28, 2007

DESCRIPTION of EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005 and April 1, 2006.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN TERMS.

Maturity date of the Note is hereby extended from April 1, 2007 to June 1, 2007.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

borrower:

bisco industries, inc.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 6.30.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. - CA c:\CF150\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	06-01-2007	04-01-2008	155354101	CLS 07 / 240	600714	765	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Initial Rate: 8.250%	Date of Agreement: June 1, 2007

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006 and March 28, 2007.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN TERMS.

Maturity date of the Note is hereby extended from June 1, 2007 to April 1, 2008.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.30.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	07-13-2007	04-01-2008	155354101	CLS 07 / 240	600714	765	/s/
References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Initial Rate: 8.250%	Date of Agreement: July 13, 2007

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006, March 28, 2007 and June 1, 2007.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN TERMS. Amy M. Leo, Accounting Supervisor is hereby added as an authorized individual to request advances and/or paydowns on the line of credit.

DESCRIPTION OF CHANGE IN BUSINESS LOAN AGREEMENT

1) The Letter of Credit annual fee is hereby decreased from three (3.0%) percent to two (2.00%) percent.

2) The last sentence under paragraph entitled Effective Tangible Net Worth. is hereby modified and reinstated as follows:

Borrower is not to make any new long-term investments as defined by GAAP, inclusive of Data I/O, in excess of $100,000.00 without prior approval of Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.30.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. - CA c:\CFl50\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-27-2008	05-15-2008	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800)788-9999

Principal Amount: $10,000,000.00	Initial Rate: 5.250%	Date of Agreement: March 27, 2008

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006, March 28, 2007, June 1, 2007 and July 13, 2007.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN TERMS.

The maturity date of the Promissory Note and Letter of Credit Facility are hereby extended from April 1, 2006 to May 15, 2006.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ Glenn F. Ceiley
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.20.00.010 Copr. Harland Financial Solutions, Inc. 1997, 2003. All Rights Reserved. - CA c:\CFl5O\CFI\LPL\D20CFC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	05-15-2008	04-01-2010	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Initial Rate: 5.000%	Date of Agreement: May 15, 2008

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006, March 28, 2007, June 1, 2007, July 13, 2007 and March 27, 2008.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN TERMS.

1) The maturity date of the Promissory Note is hereby extended from May 15,2008 to April 1,2010.

2) Glen F. Ceiley and Barbara A. Ceiley Revocable Trust Dated May 9, 2007 is hereby added as a guarantor.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.30.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA G:\CFl50\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	05-15-2008	04-01-2010	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: May 15, 2008

DESCRIPTION OF EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007 and March 27, 2008 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in two Commercial Security Agreements dated March 1, 1999 and August 1, 2004 (“Security Agreements”).

DESCRIPTION OF CHANGE IN TERMS.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

1) The maturity date of the Promissory Note is hereby extended from May 15, 2008 to April 1, 2010.

2) Glen F. Ceiley and Barbara A. Ceiley Revocable Trust is hereby added as guarantor.

4) The Letter of Credit Facility is hereby deleted in its entirety and replaced with the following:

Letter of Credit Facility. Subject to the terms of this Agreement, Lender will issue standby letters of credit (each, a “Letter of Credit”) on behalf of Borrower. At no time, however, shall the total face amount of all Letters of Credit outstanding, less any partial draws paid under the Letters of Credit exceed the sum of $1,000,000.00.

(1) Upon Lender’s request, Borrower promptly shall pay to Lender issuance fees and such other fees, commissions, costs, and any out-of-pocket expenses charged or incurred by Lender with respect to any Letter of Credit.

(2) The commitment by Lender to issue Letters of Credit shall, unless earlier terminated in accordance with the terms of this Agreement, automatically terminate on the Expiration Date and no Letter of Credit shall expire on a date which is more than zero (0) days after the Expiration Date.

(3) Each Letter of Credit shall be in form and substance satisfactory to Lender and in favor of beneficiaries satisfactory to Lender, provided that Lender may refuse to issue a Letter of Credit due to the nature of the transaction or its terms or in connection with any transaction where Lender, due to the beneficiary or the nationality or residence of the beneficiary, would be prohibited by any applicable law, regulation, or order from issuing such Letter of Credit. Under no circumstances, however will a Letter of Credit exceed zero (0) days from the issue date.

(4) Prior to the issuance of each Letter of Credit, and in all events prior to any daily cutoff time Lender may have established for purposes thereof, Borrower shall deliver to Lender a duly executed form of Lender’s standard form of application for issuance of letter of credit with proper insertions

(5) Notwithstanding anything contained in this Agreement or any Related Documents to the contrary, upon issuance of a Letter of Credit by Lender, the amount available for Advances hereunder shall automatically be reduced by the face amount of such Letter of Credit, and such amount shall remain unavailable for Advances so long as Lender remains obligated to make payments under the Letter of Credit.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.45.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA G:\CFl50\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-03-2009	04-01-2010	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800)788-9999

Principal Amount: $10,000,000.00	Date of Agreement: March 3, 2009

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated November 15, 2000 and subsequent Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008 and May 15, 2008.

DESCRIPTION OF COLLATERAL. Collateral as described per two Commercial Security Agreements dated March 1, 1999 and August 1, 2004.

DESCRIPTION OF CHANGE IN THE BUSINESS LOAN AGREEMENT.

1) The provision for minimum current assets is hereby deleted in its entirety and replaced with the following;

Minimum Current Assets. Borrower shall maintain a minimum current assets of $22,000,000.00 on a consolidated basis measured quarterly. Per GAAP, Investments in Data I/O are to continue to be shown as non-current assets.

2) The provision for Brokerage Statements is hereby deleted in its entitrety and replaced with the following:

Brokerage Statements. Borrower shall furnish to Lender Brokerage Statements for marketable securities on a monthly basis beginning April 1, 2009.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS of THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

 LASER PRO Lending, Ver. 5.41.00.004 Copr. Harland Financial Solutions, Inc. 1997, 2008. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-23-2010	10-01-2010	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: March 23, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008 and March 3, 2009 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in a Commercial Security Agreements dated March 1, 1999 as amended and restated by that certain Commercial Security Agreement of even date herewith and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:

1)  The covenant entitled “Annual Statements” is hereby deleted in its entirety and replaced with the following:

Annual Statements. As soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower’s company prepared balance sheet and income statement for the year ended to reconcile with the net worth of the prior financial statements on a consolidating basis, satisfactory to Lender.

2)  The covenant entitled “Interim Statements” is hereby deleted in its entirety and replaced with the following:

Interim Statements. As soon as available, but in no event later than forty five (45) days after the end of each quarter, Borrower’s company prepared balance sheet and income statement for the period ended, to reconcile with the net worth of the prior financial statements on a consolidating basis, in form satisfactory to Lender.

3)  The covenant entitled “Current Ratio” is hereby deleted in its entirety and replaced with the following:

Current Ratio. Maintain a minimum Current Ratio of 1.10:1.00 on a consolidated basis. The term “Current Ratio” means Borrower’s total Current Assets divided by Borrower’s total liabilities. This ratio will be evaluated as of quarter-end.

4)  The covenant entitled “Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Effective Tangible Net Worth. b Maintain minimum Effective Tangible Net Worth of $4,835,000.00 on a consolidated basis. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any. This covenant will be measured as of quarter-end.

5)  The covenant entitled “Debt to Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Debt to Effective Tangible Net Worth. Maintain a maximum Debt to Effective Tangible Net Worth Ratio of 3.85 to 1.00 on a consolidated basis. The term “Debt to Effective Tangible Net Worth” means Borrower’s total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower’s Effective Tangible Net Worth. This ratio will be evaluated as of quarter-end.

6)  The following Affirmative Covenants are hereby added:

Annual Statements (EACO Corporation). As soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, EACO Corporation’s consolidated financial statements for the year ended, audited by a Certified Public Accountant satisfactory to Lender and company prepared financial statements to reconcile with the net worth of the prior financial statements on a consolidating basis within one hundred twenty (120) days of fiscal year end.

Interim Statements (EACO Corporation). As soon as available, but in no event later than forty five (45) days after the end of each quarter, EACO Corporation’s consolidated financial statements for the period ended, prepared by a certified public accountant in form satisfactory to Lender and company prepared financial statements to reconcile with the net worth of the prior financial statements on a consolidating basis within forty five (45) days of quarter end.

Tax Returns (EACO Corporation). As soon as available, but in no event later than fifteen (15) days after the applicable filing date for the tax reporting period ended. Federal and other governmental tax returns on a best efforts basis, prepared by a tax professional satisfactory to Lender.

Limited Trading Losses Provision. Borrower’s trading losses shall be limited to an amount that is not more than Borrower’s operating profits. Operating profit is defined as gross profit less selling, general and administrative expenses and depreciation and amortization expenses, exclusive of net trading losses on marketable securities owned by Bisco and any extraordinary items, all as normally defined under GAAP. Net trading losses are defined as the total of realized gains and realized losses and unrealized gains and unrealized losses as stated on the quarterly income statement. This covenant is to be measured on a quarterly basis with the next measurement date being August 15, 2010.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

Additional Provision. Bisco Industries, Inc. has advanced funds to EACO Corporation for which it expects repayment in the future. Bisco Industries, Inc. will require EACO Corporation to pay down advances from any proceeds received from the sale of real estate in Florida. Bisco Industries, Inc. agrees to pay down the line of credit at Community Bank from any proceeds received from EACO Corporation from the sale of real estate in Florida.

Additional Information. Promptly after the same is available and in any event no later than June 1, 2010, Borrower shall furnish to Lender Borrower’s monthly projections for the next eighteen (18) months that would be reflective of the balance sheet and income statement as of the projected dates.

7) The Negative Covenants of Borrower are amended to include the following:

Except for non-recurring accounting and legal fees associated with the completion of Borrower’s merger with EACO Corporation (“EACO”), Borrower will not transfer any funds to EACO exceeding $60,000 in the aggregate in a single calendar month without Lender’s prior written approval. Moreover, the non-recurring merger costs must be paid from the sale of Borrower’s securities and not from Borrower’s line #155354101 and shall not exceed $250,000 in the aggregate.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

1)	The maturity date of the Promissory Note is hereby extended from April 1, 2010 to October 1, 2010.

2)	The LIBOR interest rate options are hereby deleted in their entirety.

3)	EACO Corporation is hereby added as Guarantor.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN P. CEILEY
GLEN P. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.46.00.003 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-6201 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	04-16-2010	10-01-2010	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: April 16, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009 and March 23, 2010 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in a Commercial Security Agreements dated March 1, 1999 as amended and restated by that certain Commercial Security Agreement of even date herewith and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:

1)  The covenant entitled “Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Effective Tangible Net Worth. Maintain a minimum Effective Tangible Net Worth on a consolidated basis of $4,835,000.00 measured at May 31, 2010 and $5,210,000.00 measured at fiscal year end August 31, 2010. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any.

2)  The covenant entitled “Debt to Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Debt to Effective Tangible Net Worth. Maintain a maximum Debt to Effective Tangible Net Worth Ratio on a consolidated basis of 3.85 to 1.00 measured at May 31, 2010 and 3.55 to 1.00 measured at fiscal year end August 31, 2010. The term “Debt to Effective Tangible Net Worth” means Borrower’s total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower’s Effective Tangible Net Worth.

3)  The affirmative covenant entitled “Limited Trading Losses Provision” is hereby deleted in its entirety and replaced with the following:

Limited Trading Losses Provision. Borrower’s trading losses shall be limited to an amount that is not more than Borrower’s operating profits. Operating profit is defined as gross profit less selling, general and administrative expenses and depreciation and amortization expenses, exclusive of net trading losses on marketable securities owned by Bisco and any extraordinary items, all as normally defined under GAAP. Net trading losses are defined as the total of realized gains and realized losses and unrealized gains and unrealized losses as stated on the quarterly income statement. This covenant is to be measured on a quarterly basis with the next measurement date being July 15, 2010.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.46.00.003 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-11609 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	10-01-2010	01-03-2011	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	BISCO INDUSTRIES, INC.	Lender:	COMMUNITY BANK
	1500 NORTH LAKEVIEW AVENUE		ANAHEIM BRANCH
	ANAHEIM, CA 92807		1750 S. STATE COLLEGE BLVD.
ANAHEIM, CA 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: October 1, 2010

DESCRIPTION OF EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010 and April 16, 2010 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in a Commercial Security Agreements dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:

1)  The following provision is hereby deleted in its entirety:

Maximum of $1,000,000.00 of the liability of the margin account for the trading securities.

2)  The provision entitled “Minimum Current Assets” is hereby deleted in its entirety and replaced with the following:

Current Assets. Borrower shall maintain a minimum current assets of $15,000,000.00 on a consolidated basis measured quarterly, per GAAP, Investments in Data I/O are to continue to be shown as non-current assets.

3)  The provision entitled “Brokerage Statements” is hereby deleted in its entirety and replaced with the following:

Brokerage Statements. Brokerage Statements for marketable securities to be submitted quarterly.

4)  The provisions entitled “Right to Audit and Inspect” and “Additional Information” are hereby deleted in their entirety and replaced with the following:

Right to Audit and Inspect. Without in any way limiting Lender’s rights under any other provision of this Agreement, Lender shall be entitled to conduct, annual audit(s) of Borrower’s books and annual inspection(s) of the Inventory and Equipment and to check and test the same as to quality, quantity, value and condition during the Borrower’s normal business hours. The costs and expenses incurred by Lender in connection with such audits and inspections shall be charged to Borrower. Lender will invoice Borrower for such costs and expenses and Borrower shall pay Lender the full amount of such costs and expenses within ten (10) days from the date of invoice.

Additional Information. Promptly after the same is available and in any event no later than October 31, 2010, Borrower shall furnish to Lender Borrower’s monthly projections for the next twelve (12) months that would be reflective of the balance sheet and income statement as of the projected dates.

5)  The paragraph entitled “Letter of Credit Facility” is hereby deleted in its entirety and replaced with the following:

Subject to the terms of this Agreement, Lender will issue standby letters of credit (each, a “Letter of Credit”) on behalf of Borrower. At no time, however, shall the total face amount of all Letters of Credit outstanding, less any partial draws paid under the Letters of Credit exceed the sum of $1,000,000.00.

(1)  Upon Lender’s request, Borrower promptly shall pay to Lender issuance fees and such other fees, commissions, costs, and any out-of-pocket expenses charged or incurred by Lender with respect to any Letter of Credit.

(2)  The commitment by Lender to issue Letters of Credit shall, unless earlier terminated in accordance with the terms of this Agreement, automatically terminate on the Expiration Date and no Letter of Credit shall expire on a date which is more than three hundred sixty-five (365) days after the Expiration Date.

(3)  Each Letter of Credit shall be in form and substance satisfactory to Lender and in favor of beneficiaries satisfactory to Lender, provided that Lender may refuse to issue a Letter of Credit due to the nature of the transaction or its terms or in connection with any transaction where Lender, due to the beneficiary or the nationality or residence of the beneficiary, would be prohibited by any applicable law, regulation, or order from issuing such Letter of Credit. Under no circumstances, however will a Letter of Credit exceed zero (0) days from the issue date.

(4)  Prior to the issuance of each Letter of Credit, and in all events prior to any daily cutoff time Lender may have established for purposes thereof, Borrower shall deliver to Lender a duly executed form of Lender’s standard form of application for issuance of letter of credit with proper insertions

(5)  Notwithstanding anything contained in this Agreement or any Related Documents to the contrary, upon issuance of a Letter of Credit by Lender, the amount available for Advances hereunder shall automatically be reduced by the face amount of such Letter of Credit, and such amount shall remain unavailable for Advances so long as Lender remains obligated to make payments under the Letter of Credit

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

CHANGE IN TERMS AGREEMENT

Loan No: 155354101	(Continued)	Page 2

The maturity date of the Note is hereby extended from October 1, 2010 to January 3, 2011.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO
INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.52.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-12288 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	01-03-2011	03-01-2011	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: January 3, 2011

DESCRIPTION OF EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010 and October 1, 2010 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in a Commercial Security Agreements dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

The maturity date of the Note is hereby extended from January 3, 2011 to March 1, 2011.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.54.00.006 Copr. Harland Financial Solutions, Inc. 1997, 2011. All Rights Reserved. - CA G:\CFl5O\CFI\LPL\D20C.FC TR-12720 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-01-2011	03-01-2013	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: March 1, 2011

DESCRIPTION of EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010; October 1, 2010 and January 3, 2011 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in two (2) Commercial Security Agreements each dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:

1) The covenant entitled “Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Effective Tangible Net Worth. Maintain an Effective Tangible Net Worth of not less than $5,210,000.00 to be measured at the end of fiscal quarter May 31, 2011 and $7,000,000.00 to be measured at fiscal year end August 31, 2011. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any.

2) The covenant entitled “Debt to Effective Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

Debt to Effective Tangible Net Worth. Maintain a maximum Debt to Effective Tangible Net Worth Ratio of 3.55 to 1.00 to be measured at the end of fiscal quarter May 31, 2011 and 2.50 to 1.00 to be measured at fiscal year end August 31, 2011. The term “Debt to Effective Tangible Net Worth” means Borrower’s total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower’s Effective Tangible Net Worth. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any.

3) The following Affirmative Covenants entitled “Debt to Effective Tangible Net Worth Ratio (EACO Corporation)’’ and “Debt Service Coverage Ratio (EACO Corporation)” are hereby added:

Debt to Effective Tangible Net Worth Ratio (EACO Corporation). EACO Corporation shall maintain a maximum Debt to Effective Tangible Net Worth Ratio of 3.25 to 1.00 on a consolidated basis to be measured at the end of each fiscal quarter. The term “Debt to Effective Tangible Net Worth” means Borrower’s total liabilities, less amounts subordinated to Lender, as evidenced by a subordination agreement, if any divided by Borrower’s Effective Tangible Net Worth. The term “Effective Tangible Net Worth” means Borrower’s total assets, less intangibles [i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements], less amounts due from officers, partners, stockholders, directors, affiliates, and subsidiaries, less total liabilities, plus amounts subordinated to Lender, as evidenced by a subordination agreement, if any. The first measurement will be as of May 31, 2011.

Debt Service Coverage Ratio (EACO Corporation). EACO Corporation shall maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00 on a consolidated basis, to be measured at the end of each fiscal year. Debt Service Coverage Ratio” is defined as net income plus depreciation expense, amortization expense and any other non-cash expense less cash distributions, cash withdrawals, cash dividends and any non-cash income all divided by the sum of current maturities of long-term debt and current maturities of capital lease obligations, which sum shall not be less than $1. The first measurement will be as of May 31, 2011.

4) The paragraph entitled “Additional Provision” is hereby deleted in its entirety and replaced with the following:

Additional Provision. Bisco Industries, Inc. has advanced funds to EACO Corporation for which it expects repayment in the future. Bisco Industries, Inc. will require EACO Corporation to pay down advances from any proceeds received from the sale of real estate in Florida. Bisco Industries, Inc. agrees to pay the term loan first and the line of credit second at Community Bank from any proceeds received from EACO Corporation from the sale of the real estate in Florida.

5) The following Negative Covenant is hereby deleted in its entirety:

Except for non-recurring accounting and legal fees associated with the completion of Borrower’s merger with EACO Corporation (“EACO”), Borrower will not transfer any funds to EACO exceeding $60,000 in the aggregate in a single calendar month without Lender’s prior written approval. Moreover, the non-recurring merger costs must be paid from the sale of Borrower’s securities and not from Borrower line #155354101 and shall not exceed $250,000 in the aggregate.

CHANGE IN TERMS AGREEMENT
Loan No: 155354101	(Continued)	Page 2

6) The following Negative Covenant is hereby added:

Additional Negative Covenant. Borrower will not transfer any funds to EACO exceeding $60,000 in the aggregate in a single calendar month without Lender’s prior written approval.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

1) The maturity date of the Note is hereby extended from March 1, 2011 to March 1, 2013.

2) The provision entitled “PRIMARY BANKING RELATIONSHIP” is hereby added:

PRIMARY BANKING RELATIONSHIP. Borrower and Lender acknowledge and agree that Borrower now maintains or will maintain its primary banking relationship, including its primary deposit account relationship (“Primary Banking Relationship”), with Lender. In the event Borrower ceases to maintain its Primary Banking Relationship with Lender (as determined by Lender in its sole discretion), the interest rate margin set forth in this Note shall be increased by one percent (1.00%) from zero percent (0.00%) to one percent (1.00%), at Lender’s option, following a five (5) day written notice to the Borrower.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.55.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2011. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-12288 PR-TRADASST

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-01-2012	03-01-2014	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: May 10, 2012

DESCRIPTION OF EXISTING INDEBTEDNESS. A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008, May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010; October 1, 2010; January 3, 2011; and March 1, 2011 (“Note”).

DESCRIPTION OF COLLATERAL. A security interest in personal property assets as described in two (2) Commercial Security Agreements each dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS. EFFECTIVE MARCH 28, 2012:

MODIFICATION OF BUSINESS LOAN AGREEMENT. The Business Loan Agreement dated June 1, 2007 (“Loan Agreement”) is hereby modified and amended as follows:

1) The paragraph entitled “Brokerage Statements” is hereby deleted in its entirety and replaced with the following:

Brokerage Statements. Not later than 45 days after the end of each quarter, Borrower’s Brokerage Statements for marketable securities.

2) The paragraph entitled “Additional Requirements. Personal” is hereby deleted in its entirety and replaced with the following:

Additional Requirements. Individual Guarantor. Borrower shall furnish to Lender as soon as available and in any event within fifteen (15) days after filing, Individual Guarantor’s federal income tax returns and supporting schedules. Borrower shall furnish to Lender Individual Guarantor’s financial statement annually.

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

The maturity date of the Note is hereby extended from March 1, 2013 to March 1, 2014.

PAYMENT. Borrower will pay this loan in full immediately upon Lender’s demand. If no demand is made Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on March 1, 2014. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning June 1, 2012, with all subsequent interest payments to be due on the same day of each month after that.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, CHAIRMAN and CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.59.00.003 Copr. Harland Financial Solutions, Inc. 1997, 2012. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-15644 PR-38

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$10,000,000.00	03-01-2012	03-01-2014	155354101	CLS 07 / 240	600714	765	/s/
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	bisco industries, inc.	Lender:	community bank
	1500 north lakeview avenue		anaheim branch
	anaheim, CA 92807		1750 s. state college blvd.
anaheim, ca 92806
(800) 788-9999

Principal Amount: $10,000,000.00	Date of Agreement: September 18, 2012

DESCRIPTION OF EXISTING INDEBTEDNESS.

A loan to Borrower evidenced by a Promissory Note dated November 15, 2000, as modified by Change in Terms Agreements dated May 1, 2001; July 1, 2001; September 1, 2001; October 19, 2001; April 30, 2002; June 17, 2002; August 28, 2002; September 16, 2002; October 28, 2002; January 24, 2003; March 27, 2003; June 1, 2003; October 1, 2003; December 1, 2003; February 1, 2004; May 1, 2004; June 23, 2004; August 1, 2004; February 1, 2005; April 1, 2005; April 1, 2006; March 28, 2007; June 1, 2007; July 13, 2007; March 27, 2008; May 15, 2008; March 3, 2009; March 23, 2010; April 16, 2010; October 1, 2010; January 3, 2011; March 1, 2011 and May 10, 2012 (“Note”).

DESCRIPTION OF COLLATERAL.

A security interest in personal property assets as described in two (2) Commercial Security Agreements each dated March 23, 2010 and a security interest in personal property assets as described in a Commercial Security Agreement dated August 1, 2004 (“Security Agreement”).

DESCRIPTION OF CHANGE IN TERMS.

EFFECTIVE AS OF SEPTEMBER 13, 2012 (“Effective Date”):

MODIFICATION OF NOTE. The Note is hereby modified and amended as follows:

Sweep Account feature is hereby added as described below:

SWEEP ACCOUNT. This Line of Credit will automatically advance to Borrower’s checking account number 0704000652 to maintain the target balance of $100,000.00 to the previously mentioned checking account. In addition, any collected balances in excess of $100,000.00 in said checking account will be used to pay down the principal balance on this Line of Credit. The Borrower will be assessed a monthly maintenance fee of $150.00 for this service {which shall be charged through Borrower’s DDA Account Analysis).

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

BISCO INDUSTRIES, INC.

By:	/s/ GLEN F. CEILEY
GLEN F. CEILEY, Chairman & CEO of BISCO INDUSTRIES, INC.

LASER PRO Lending, Ver. 5.60.00.005 Copr. Harland Financial Solutions, Inc. 1997, 2012. All Rights Reserved. - CA G:\CF150\CFI\LPL\D20C.FC TR-6558 PR-38